Exhibit 24.1

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Michael R. Mills, Amy M. Tucker and Jerry F. Perkins, Jr. and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 16th day of March, 2015.

/s/ Elaine L. Chao
Elaine L. Chao

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Michael R. Mills, Amy M. Tucker and Jerry F. Perkins, Jr. and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 16th day of March, 2015.

/s/ O. B. Grayson Hall, Jr.
O.B. Grayson Hall, Jr.

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Michael R. Mills, Amy M. Tucker and Jerry F. Perkins, Jr. and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 16th day of March, 2015.

/s/ Cynthia L. Hostetler
Cynthia L. Hostetler

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Michael R. Mills, Amy M. Tucker and Jerry F. Perkins, Jr. and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 16th day of March, 2015.

/s/ Donald M. James
Donald M. James

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Michael R. Mills, Amy M. Tucker and Jerry F. Perkins, Jr. and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 16th day of March, 2015.

/s/ Douglas J. McGregor
Douglas J. McGregor

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Michael R. Mills, Amy M. Tucker and Jerry F. Perkins, Jr. and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 16th day of March, 2015.

/s/ James T. Prokopanko
James T. Prokopanko

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Michael R. Mills, Amy M. Tucker and Jerry F. Perkins, Jr. and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 16th day of March, 2015.

/s/ Donald B. Rice
Donald B. Rice

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Michael R. Mills, Amy M. Tucker and Jerry F. Perkins, Jr. and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 16th day of March, 2015.

/s/ Lee J. Styslinger, III
Lee J. Styslinger, III

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Michael R. Mills, Amy M. Tucker and Jerry F. Perkins, Jr. and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 16th day of March, 2015.

/s/ Vincent J. Trosino
Vincent J. Trosino

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Michael R. Mills, Amy M. Tucker and Jerry F. Perkins, Jr. and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 16th day of March, 2015.

/s/ Kathleen Wilson-Thompson
Kathleen Wilson-Thompson

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Michael R. Mills, Amy M. Tucker and Jerry F. Perkins, Jr. and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 16th day of March, 2015.

/s/ Thomas A. Fanning
Thomas A. Fanning

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Michael R. Mills, Amy M. Tucker and Jerry F. Perkins, Jr. and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 16th day of March, 2015.

/s/ J. Thomas Hill
J. Thomas Hill

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